Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of June 5, 2024, by and between AVALON GLOBOCARE CORP., a Delaware corporation, with headquarters located at 4400 Route 9 South, Suite 3100, Freehold, NJ 07728 (the “Company”), and MAST HILL FUND, L.P., a Delaware limited partnership, with its address at 48 Parker Road, Wellesley, MA 02482 (the “Buyer”).

WHEREAS:

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) and Rule 506(b) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act; and

B. Buyer desires to purchase from the Company, and the Company desires to issue and sell to the Buyer, upon the terms and conditions set forth in this Agreement, a promissory note of the Company, in the aggregate principal amount of $2,845,000.00 (as the principal amount thereof may be increased pursuant to the terms thereof, and together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, in the form attached hereto as Exhibit A, the “Note”), convertible into shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Note; and

C. The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of the Note as is set forth immediately below its name on the signature pages hereto; and

D. The Company wishes to issue a common stock purchase warrant to purchase 1,000,000 shares of Common Stock (the “First Warrant”), common stock purchase warrant to purchase 1,200,000 shares of Common Stock (the “Second Warrant”, and collectively with the First Warrant, the “Warrants”), and 402,000 shares of Common Stock (the “Commitment Shares”) to the Buyer as additional consideration for the purchase of the Note, which shall be earned in full as of the Closing Date, as further provided herein.

NOW THEREFORE, in consideration of the foregoing and of the agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. Purchase and Sale of Note.

a. Purchase of Note. On the Closing Date (as defined below), the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company, the Note, as further provided herein. As used in this Agreement, the term “business day” shall mean any day other than a Saturday, Sunday, or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed.

b. Form of Payment. On the Closing Date: (i) the Buyer shall pay the purchase price of $2,702,750.00 (the “Purchase Price”) for the Note, to be issued and sold to it at the Closing (as defined below), by wire transfer of immediately available funds to the Company, without any deduction for or on account of any tax, withholding, charges, or set-off, in accordance with the Company’s written wiring instructions, against delivery of the Note, and (ii) the Company shall deliver such duly executed Note and Warrants on behalf of the Company, to the Buyer, against delivery of such Purchase Price. On the Closing, the Buyer shall withhold a non-accountable sum of $35,000.00 from the Purchase Price to cover the Buyer’s legal fees in connection with the transactions contemplated by this Agreement as well as $5,000.00 from the Purchase Price to cover the Buyer’s real property security fees in connection with the Note. On the Closing, the Buyer shall also withhold a sum of $120,000.00 from the Purchase Price to cover the Company’s fees owed to Revere Securities LLC, a registered broker-dealer (CRD#: 14178), in connection with the transactions contemplated by this Agreement.

c. Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Note pursuant to this Agreement (the “Closing Date”) shall be on the date that the Purchase Price for the Note is paid by Buyer pursuant to terms of this Agreement.

d. Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties (including via exchange of electronic signatures).

1A. Warrants; Commitment Shares. On or before the Closing Date, the Company shall issue the Warrants and Commitment Shares to the Buyer pursuant to the terms of contained therein, which shall be earned in full as of the Closing Date.

2. Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company as of the Closing Date that:

a. Investment Purpose. As of the Closing Date, the Buyer is purchasing the Note, Commitment Shares, and Warrants (the Note, Commitment Shares, Warrants, shares of Common Stock issuable upon conversion of or otherwise pursuant to the Note (the “Conversion Shares”), and shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants (the “Exercise Shares”) shall collectively be referred to herein as the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b. Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”). The Buyer is a sophisticated investor, experienced in investing in transactions of the same nature contemplated by this Agreement and capable of evaluating investment risks independently, both in general and with regard to transactions of the same nature contemplated by this Agreement.

c. Reliance on Exemptions. The Buyer understands that the Securities have not been registered under the 1933 Act or any other applicable securities laws of any other jurisdiction, are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d. Information. The Buyer and its advisors, if any, have been, and for so long as the Note remains outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been, and for so long as the Note remains outstanding will continue to be, afforded the opportunity to ask questions of the Company regarding its business and affairs. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information regarding the Company or otherwise and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below.

e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f. Transfer or Re-sale. The Buyer understands that (i) the sale or resale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company, at its own cost, an opinion of counsel (which may be the Legal Counsel Opinion (as defined below)) that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144 or other applicable exemption, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and the Buyer shall have delivered to the Company, at its own cost, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged in connection with a bona fide margin account or other lending arrangement secured by the Securities, and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Buyer in effecting such pledge of Securities shall be not required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or otherwise. The Buyer understands and agrees that the Securities will be subject to transfer restrictions under applicable securities laws and, as a result of these transfer restrictions, the Buyer may not be able to readily offer, resell, transfer, pledge (other than in connection with ordinary course prime brokerage relationships) or otherwise dispose of the Securities and may be required to bear the financial risk of an investment in the Securities for an indefinite period of time. The Buyer understands that it has been advised to consult legal counsel and tax and accounting advisors prior to making any offer, resale, pledge, transfer or disposition of any of the Securities.

g. Legends. The Buyer understands that until such time as the Note, Warrants, Commitment Shares, Conversion Shares, and/or Exercise Shares, have been registered under the 1933 Act or may be sold pursuant to Rule 144, Rule 144A under the 1933 Act, Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE/EXERCISABLE] HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A, REGULATION S, OR OTHER APPLICABLE EXEMPTION UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. PRIOR TO THE REGISTRATION OF ANY PERMITTED TRANSFER IN ACCORDANCE WITH THE ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

The legend set forth above shall be removed and the Company shall issue a certificate or book entry statement for the applicable shares of Common Stock without such legend to the holder of any Security upon which it is stamped or (as requested by such holder) issue the applicable shares of Common Stock to such holder by electronic delivery by crediting the account of such holder’s broker with The Depository Trust Company (“DTC”), if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) the Company or the Buyer provides the Legal Counsel Opinion (as contemplated by and in accordance with Section 4(l) hereof) to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with any such issuance. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

h. Authorization; Enforcement. This Agreement has been duly and validly authorized by the Buyer and has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and except as may be limited by the exercise of judicial discretion in applying principles of equity. The Buyer (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and (ii) has the requisite power and authority to enter into and perform its obligations under this Agreement.

i. Investment Risk. The Buyer acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities. The Buyer has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and the Buyer has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as the Buyer has considered necessary to make an informed investment decision, and has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment. The Buyer acknowledges that it (i) is a sophisticated investor, experienced in investing in business and financial transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (ii) has exercised independent judgment in evaluating its purchase of the Securities. Alone, or together with any professional advisor(s), the Buyer represents and acknowledges that the Buyer has adequately analyzed and fully considered the risks of an investment in the Securities and determined that the Securities are a suitable investment for the Buyer and that the Buyer is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Buyer’s investment in the Company. The Buyer acknowledges specifically that a possibility of total loss exists.

j. OFAC. The Buyer is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC, or any other list of prohibited or restricted parties promulgated by OFAC, the Department of Commerce, or the Department of State (“Consolidated Sanctions Lists”), or a person or entity prohibited or restricted by any OFAC sanctions program, or a person or entity whose property and interests in property subject to U.S. jurisdiction are otherwise blocked under any U.S. laws, Executive Orders or regulations, (ii) a person or entity listed on the Sectoral Sanctions Identifications (“SSI”) List maintained by OFAC or otherwise determined by OFAC to be subject to one or more of the Directives issued under Executive Order 13662 of March 20, 2014, or on any other of the Consolidated Sanctions Lists, (iii) an entity owned, directly or indirectly, individually or in the aggregate, 50 percent or more by, acting on behalf of, or controlled by, one or more persons described in subsections (i) or (ii), (iv) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Myanmar, Venezuela, Syria, the Crimea region of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (v) a person or entity named on the U.S. Department of Commerce, Bureau of Industry and Security (“BIS”) Denied Persons List, Entity List, or Unverified List (“BIS Lists”), (vi) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (vii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. (collectively, (i) through (vii), a “Restricted Person”).

k. Independent Investigation. The Buyer further acknowledges that there have not been, and the Buyer hereby expressly and irrevocably acknowledges and agrees that it is not relying on, any representations, warranties, covenants or, agreements or statements made to the Buyer by or on behalf of the Company or any of the affiliates, control persons, officers, directors, employees, partners, agents or representatives of the Company, expressly or by implication, (including by omission), other than those representations, warranties, covenants, agreements and statements of the Company expressly set forth in this Agreement, and the Buyer is not relying on any other purported representations, warranties, covenants, agreements or statements (including by omission). The Buyer acknowledges that certain information provided by the Company was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. In making its decision to purchase the Securities, the Buyer has relied solely upon independent investigation made by the Buyer and upon the representations, warranties and covenants of the Company expressly set forth herein (and no other representations and warranties) as well as the DDQ. The Buyer acknowledges and agrees that the Buyer has received and had adequate time to review such information as the Buyer deems necessary in order to make an investment decision with respect to the Securities. The Buyer has been offered the opportunity to ask questions of the Company and received answers thereto, including on the financial information, as the Buyer deemed necessary in connection with its decision to purchase the Securities.

3. Representations and Warranties of the Company. The Company represents and warrants to the Buyer as of the Closing Date that:

a. Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or formed, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

b. Authorization; Enforcement. The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note, and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Warrants, the Note, Commitment Shares, Conversion Shares, and the Exercise Shares by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note, Warrants, as well as the issuance and reservation for issuance of the Conversion Shares and Exercise Shares issuable upon conversion of the Note and/or exercise of the Warrants) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, its shareholders, or its debt holders is required, (iii) this Agreement and the Note (together with any other instruments executed in connection herewith or therewith) have been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement, the Note and the other instruments documents executed in connection herewith or therewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms.

Capitalization; Governing Documents. As of June 5, 2024, the authorized capital stock of the Company consists of: 490,000,000 authorized shares of Common Stock, of which 11,104,534 shares were issued and 10,164,307 shares are outstanding, and 10,000,000 authorized shares of preferred stock, of which: (i) 9,000 Series A Convertible Preferred Stock were issued and outstanding and (ii) (i) 11,000 Series B Convertible Preferred Stock. All of such outstanding shares of capital stock of the Company, the Conversion Shares, the Exercise Shares, and Commitment Shares are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the effective date of this Agreement, other than as publicly announced prior to such date and reflected in the SEC Documents of the Company (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of any of the Securities. The Company has furnished to the Buyer true and correct copies of the Company’s Certificate of Incorporation as in effect on the date hereof (“Certificate of Incorporation”), the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto.

c. Issuance of Conversion Shares and Exercise Shares. The Conversion Shares and Exercise Shares are duly authorized and reserved for issuance and, upon conversion of the Note and/or exercise of the Warrants in accordance with its terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

d. Issuance of Warrants and Commitment Shares. The issuance of the Warrants and Commitment Shares is duly authorized and will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

e. Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect of the Conversion Shares and Exercise Shares to the Common Stock upon the conversion of the Note and/or exercise of the Warrants. The Company further acknowledges that its obligation to issue, upon conversion of the Note and/or exercise of the Warrants, the Conversion Shares and/or Exercise Shares, are absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

f. Ranking; No Conflicts. The Company shall enter into that certain security agreement entered into between the Company, the Subsidiaries, and the Buyer on or around the date of this Agreement (the “Security Agreement”), a form of which is attached hereto as Exhibit C. The Company and its Subsidiaries (if applicable) shall also enter into that certain mortgage and security agreement (the “Mortgage Agreement”) with the Buyer on or around the date of this Agreement, a form of which is attached hereto as Exhibit E. The Company represents and warrants that there are no security interests in, or liens on, the Company’s assets as of the date of this Agreement except as created in favor of the Buyer under the Security Agreement and as further identified in the Security Agreement. The Company represents and warrants that there are no security interests in, or liens on, the Premises (as defined in the Mortgage Agreement, except (i) the first mortgage with S&P Principal LLC, which is outstanding in the amount of $4,800,000.00 as of the date of this Agreement and (ii) the second mortgage with S&P Principal LLC, which is outstanding in the amount of $1,000,000.00 as of the date of this Agreement. The execution, delivery and performance of this Agreement and the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares and Exercise Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, evidence of indebtedness, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities is subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect), or (iv) trigger any anti-dilution and/or ratchet provision contained in any other contract in which the Company is a party thereto or any security issued by the Company. Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement and the Note in accordance with the terms hereof or thereof or to issue and sell the Note in accordance with the terms hereof and, upon conversion of the Note and/or exercise of the Warrants, issue Conversion Shares and/or Exercise Shares as applicable. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Principal Market (as defined herein) and does not reasonably anticipate that the Common Stock will be delisted by the Principal Market in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The “Principal Market” shall mean the principal securities exchange or trading market where such Common Stock is listed or traded, including but not limited to any tier of the OTC Markets, any tier of the NASDAQ Stock Market (including NASDAQ Capital Market), or the NYSE American, or any successor to such markets.

g. SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 2023, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company is subject to the reporting requirements of the 1934 Act. The Company has never been a “shell company” as described in Rule 144(i)(1)(i).

h. Absence of Certain Changes. Except as disclosed in the SEC Documents and Company’s Form 8-K filed November 22, 2023, since September 30, 2023, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations, prospects or 1934 Act reporting status of the Company or any of its Subsidiaries.

i. Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The SEC Documents contain a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

j. Intellectual Property. Except as disclosed in the SEC Documents, the Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); to the best of the Company’s knowledge, the Company’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing, in each such case that could have a Material Adverse Effect. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

k. No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

l. Tax Status. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company’s tax returns is presently being audited by any taxing authority.

m. Transactions with Affiliates. Except for arm’s length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options described in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

n. Disclosure. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Buyer pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

o. Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer’s purchase of the Securities. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

p. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

q. No Brokers; No Solicitation. Except with respect to Revere Securities LLC, a registered broker-dealer (CRD#: 14178), the Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby. The Company represents and warrants that neither the Buyer nor its employee(s), member(s), beneficial owner(s), or partner(s) solicited the Company to enter into this Agreement and consummate the transactions described in this Agreement. The Company represents and warrants that neither the Buyer nor its employee(s), member(s), beneficial owner(s), or partner(s) is required to be registered as a broker-dealer under the Securities Exchange Act of 1934 in order to (i) enter into or consummate the transactions encompassed by this Agreement, Security Agreement, the Note, Warrants, and the related transaction documents entered into in connection herewith (the “Transaction Documents”), (ii) fulfill the Investor’s obligations under the Transaction Documents, or (iii) exercise any of the Buyer’s rights under the Transaction Documents (including but not limited to the sale of the Securities).

r. Permits; Compliance. Except as disclosed in the SEC Documents, the Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits, in each such case that could have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since September 30, 2023, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

s. Environmental Matters.

(i) Except as disclosed in the SEC Documents, there are, to the Company’s knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company’s knowledge, threatened in connection with any of the foregoing, in each such case that could have a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii) Except as disclosed in the SEC Documents , other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, in each such case that could have a Material Adverse Effect, except in the normal course of the Company’s or any of its Subsidiaries’ business.

(iii) There are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

t. Title to Property. Except as disclosed in the SEC Documents, the Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects, or such as would not have a Material Adverse Effect. Except as disclosed in the SEC Documents, any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

u. Insurance. Except as disclosed in the SEC Documents, the Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged, except such as would not have a Material Adverse Effect. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Upon written request the Company will provide to the Buyer true and correct copies of all policies relating to directors’ and officers’ liability coverage, errors and omissions coverage, and commercial general liability coverage.

v. Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

w. Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

x. Solvency. The Company (after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not, after giving effect to the transaction contemplated by this Agreement, have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature. The Company’s financial statements for its most recent fiscal year end and interim financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

y. No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an “investment company” required to be registered under the Investment Company Act of 1940 (an “Investment Company”). The Company is not controlled by an Investment Company.

aa. No Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

bb. No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

cc. Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has: (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

dd. Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

ee. Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

ff. D&O Insurance. The Company has purchased director and officer insurance on behalf of the Company’s officers and directors with respect to any losses, claims, damages, liabilities, costs and expense in connection with any actual or threatened claim or proceeding that is based on, or arises out of their status as a director or officer of the Company.

gg. Breach of Representations and Warranties by the Company. The Company agrees that if the Company breaches any of the representations or warranties set forth in this Section 3 and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of Default under Section 3.4 of the Note.

4. ADDITIONAL COVENANTS, AGREEMENTS AND ACKNOWLEDGEMENTS.

a. Best Efforts. The parties shall use their commercially reasonable efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyer at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

c. Use of Proceeds. The Company use the Purchase Price first for the repayment of all debt owed to Mast Hill Fund, L.P. (excluding the Note) and FirstFire Global Opportunities Fund, LLC, and second for working capital, and shall not use the Purchase Price for any other purposes, including but not limited to (i) any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with the Company’s currently existing operations), (ii) any loan, credit, or advance to any officers, directors, employees, or affiliates of the Company, or (iii) in violation or contravention of any applicable law, rule or regulation.

d. Right of Participation and First Refusal.

(i) Other than arrangements that are in place or disclosed in SEC Documents prior to the date of this Agreement, from the date of this Agreement and continuing through the date that is one hundred eighty (180) calendar days after the date of this Agreement, the Company will not, (i) directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ convertible debt, equity, or equity equivalent securities, including without limitation any convertible debt, preferred shares or other instrument or security that is, at any time during its life and/or under any circumstances, convertible into, exchangeable, or exercisable for Common Stock (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”) or (ii) enter into any definitive agreement with regard to the foregoing, in each case unless the Company shall have first complied with this Section 4(d).

(ii) The Company shall deliver to the Buyer an irrevocable written notice (the “Offer Notice”) of any proposed or intended Subsequent Placement, which shall (w) identify and describe the Subsequent Placement, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the securities in the Subsequent Placement to be issued, sold, or exchanged and (y) offer to issue and sell to or exchange with the Buyer at least twenty percent (20%) (the “Participation Percentage”) of the securities in the Subsequent Placement (in each case, an “Offer”).

(iii) To accept an Offer, in whole or in part, the Buyer must deliver a written notice (the “Notice of Acceptance”) to the Company prior to the end of the fifth (5th) Trading Day (as defined in the Note) after the Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the amount that the Buyer elects to purchase (the “Subscription Amount”). The Company shall complete the Subsequent Placement and issue and sell the Subscription Amount to the Buyer upon terms and conditions (including, without limitation, unit prices and interest rates) set forth in the Offer Notice, unless a change to such terms and conditions is agreed to in writing between the Company and Buyer.

(iv) Notwithstanding anything to the contrary contained herein, if the Company desires to modify or amend the terms or conditions of a Subsequent Placement at any time after the Offer Notice is given to Buyer (provided, however, that such modification or amendment to the terms or conditions cannot occur during any Offer Period), the Company shall deliver to the Buyer a new Offer Notice and the Offer Period of such new Offer shall expire at the end of the fifth (5th) Trading Day after the Buyer’s receipt of such new Offer Notice.

e. Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any action or proceeding that may be brought by the Buyer in order to enforce any right or remedy under this Agreement, the Note and any document, agreement or instrument contemplated thereby. Notwithstanding any provision to the contrary contained in this Agreement, the Note and any document, agreement or instrument contemplated thereby, it is expressly agreed and provided that the total liability of the Company under this Agreement, the Note or any document, agreement or instrument contemplated thereby for payments which under applicable law are in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums which under applicable law in the nature of interest that the Company may be obligated to pay under this Agreement, the Note and any document, agreement or instrument contemplated thereby exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law applicable to this Agreement, the Note and any document, agreement or instrument contemplated thereby is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to this Agreement, the Note and any document, agreement or instrument contemplated thereby from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to the Buyer with respect to indebtedness evidenced by this Agreement, the Note and any document, agreement or instrument contemplated thereby, such excess shall be applied by the Buyer to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Buyer’s election.

f. Restriction on Activities. Commencing as of the date first above written, and until the earlier of payment of the Note in full or full conversion of the Note, the Company shall not, directly or indirectly, without the Buyer’s prior written consent, which consent shall not be unreasonably withheld: (a) change the nature of its business; or (b) sell, divest, acquire, change the structure of any material assets other than in the ordinary course of business.

g. Listing. The Company will, so long as the Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on the Principal Market or any equivalent replacement exchange or electronic quotation system (including but not limited to the Pink Sheets electronic quotation system) and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such exchanges, as applicable. The Company shall promptly provide to the Buyer copies of any notices it receives from the Principal Market and any other exchanges or electronic quotation systems on which the Common Stock is then traded regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

h. Corporate Existence. The Company will, so long as the Buyer beneficially owns any of the Securities, maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading or quotation on the Principal Market, any tier of the NASDAQ Stock Market, the New York Stock Exchange or the NYSE American.

i. No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

j. Compliance with 1934 Act. For so long as the Buyer beneficially owns the Note, Warrants, Conversion Shares, Commitment Shares, or any Exercise Shares, the Company shall comply with the reporting requirements of the 1934 Act; and the Company shall continue to be subject to the reporting requirements of the 1934 Act.

k. [Intentionally Omitted].

l. Legal Counsel Opinions. Upon the request of the Buyer from to time to time (for no more than two requests per year), the Company shall be responsible (at its cost) for promptly supplying to the Company’s transfer agent and the Buyer a customary legal opinion letter of its counsel (the “Legal Counsel Opinion”) to the effect that the resale of the Conversion Shares and/or Exercise Shares by the Buyer or its affiliates, successors and assigns is exempt from the registration requirements of the 1933 Act pursuant to Rule 144 (provided the requirements of Rule 144 are satisfied and provided the Conversion Shares and/or Exercise Shares are not then registered under the 1933 Act for resale pursuant to an effective registration statement) or other applicable exemption (provided the requirements of such other applicable exemption are satisfied). In addition, the Buyer may (at its own cost) at any time secure its own legal counsel to issue the Legal Counsel Opinion, and the Company will instruct its transfer agent to accept such opinion. The Company hereby agrees that it may never take the position that it is a “shell company” in connection with its obligations under this Agreement or otherwise.

m. Piggy-Back Registration Rights. The Company hereby grants to the Buyer the piggy-back registration rights set forth in Exhibit B hereto.

n. Most Favored Nation. While the Note or any principal amount, interest or fees or expenses due thereunder remain outstanding and unpaid, if the Company enters into any public or private offering of its securities (including securities convertible into shares of Common Stock) with any individual or entity (an “Other Investor”) that has the effect of establishing rights or otherwise benefiting such Other Investor in a manner more favorable in any material respect to such Other Investor (even if the Other Investor does not receive the benefit of such more favorable term until a default occurs under such other security) than the rights and benefits established in favor of the Buyer by this Agreement or the Note, then Buyer shall be provided with such rights and benefits pursuant to a definitive written agreement or agreements between the Company and the Buyer, provided, however, that Buyer shall only be entitled to enforce its rights under this Section 4(n) of this Agreement on or after the date that an Event of Default (as defined in the Note) under the Note occurs.

o. Subsequent Variable Rate Transactions. From the date of this Agreement until the date that is six (6) months after the date of this Agreement, the Company shall be prohibited from effecting or entering into an agreement involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement whereby the Company may issue securities at a future determined price. The Buyer shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages. Notwithstanding anything herein to the contrary, a Variable Rate Transaction shall not include (i) an “at-the-market offering” with a registered broker-dealer, whereby such registered broker-dealer is acting as principal in the purchase of Common Stock from the Company (the “ATM Offering”) and (ii) an Equity Line of Credit (as defined in the Note) taken by the Company.

p. Non-Public Information. The Company covenants and agrees that neither it, nor any other person acting on its behalf will provide the Buyer or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto the Buyer shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that the Buyer shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to the Buyer without such Buyer’s consent, the Company hereby covenants and agrees that such Buyer shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or affiliates, not to trade on the basis of, such material, non- public information, provided that the Buyer shall remain subject to applicable law. To the extent that any notice provided, information provided, or any other communications made by the Company, to the Buyer, constitutes or contains material non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice or other material information with the SEC pursuant to a Current Report on Form 8-K. In addition to any other remedies provided by this Agreement or the related transaction documents, if the Company provides any material non-public information to the Buyer without their prior written consent, and it fails to immediately (no later than that business day) file a Form 8-K disclosing this material non-public information, it shall pay the Buyer as partial liquidated damages and not as a penalty a sum equal to $3,000 per day beginning with the day the information is disclosed to the Buyer and ending and including the day the Form 8-K disclosing this information is filed.

q. Shareholder Approval; Prohibition on Issuance. “Shareholder Approval” means the approval of the holders of a majority of the Company’s outstanding voting Common Stock or a sufficient amount of holders of the Company’s Common Stock to satisfy the shareholder approval requirements for such action as provided in Nasdaq Rule 5635(e), to effectuate the transactions contemplated by the Agreement, including the issuance of all of the Common Stock underlying the Note, Common Stock underlying the Warrants, and Commitment Shares, in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date (the “Exchange Cap”). The Exchange Cap is equal to 2,219,796 shares of Common Stock (subject to appropriate adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the Common Stock). The Company shall hold a special meeting of shareholders on or before the date that is ninety (90) calendar days after the first date (after the date of this Agreement) that the Common Stock has traded on the Principal Market at a price per share of less than $0.18 (subject to appropriate adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the Common Stock) (the “Threshold Price”) during the fifteen (15) consecutive Trading Days (as defined in the Note) immediately preceding such date (the “First Vote Trigger Date”), for the purpose of obtaining Shareholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. In addition, all members of the Company’s Board of Directors and all of the Company’s executive officers shall vote in favor of such proposal, for purposes of obtaining the Shareholder Approval, with respect to all securities of the Company then held by such persons. The Company shall use its commercially reasonable efforts to obtain such Shareholder Approval. If the Company does not obtain Shareholder Approval at the first meeting, the Company shall call a meeting as often as possible thereafter to seek Shareholder Approval until the Shareholder Approval is obtained. Notwithstanding the foregoing, if (i) the Common Stock trades at a price per share greater than $1.00 (subject to appropriate adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the Common Stock) for fifteen (15) consecutive Trading Days at any time during the ninety (90) calendar days after the First Vote Trigger Date and (ii) the Shareholder Approval has not been obtained as of such time, then the Company’s obligation to obtain the Shareholder Approval as provided herein shall be suspended until the next immediate date (after the date of regaining the price compliance described in this sentence) that the Common Stock has traded on the Principal Market at a price per share of less than the Threshold Price for fifteen (15) consecutive Trading Days (the “Second Vote Trigger Date”). The Company shall hold a special meeting of shareholders on or before the date that is ninety (90) calendar days after the Second Vote Trigger Date, for the purpose of obtaining Shareholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. In addition, all members of the Company’s Board of Directors and all of the Company’s executive officers shall vote in favor of such proposal, for purposes of obtaining the Shareholder Approval, with respect to all securities of the Company then held by such persons. Until such approval is obtained, the Buyer shall not be issued in the aggregate, pursuant to the Agreement or upon conversion or exercise, as applicable, of the Note or Warrants, shares of Common Stock in an amount greater than the Exchange Cap. In the event that the Buyer shall sell or otherwise transfer any of such Buyer’s Notes, Warrants, or Commitment Shares, the transferee shall be allocated a pro rata portion of such Exchange Cap, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap allocated to such transferee. Except with respect to the Securities, during the period beginning on the date of this Agreement and continuing through the date that the Shareholder Approval is obtained, the Company shall not issue any (i) Common Stock at a price per share or cost basis of less than the Threshold Price or (ii) Common Stock Equivalents (as defined in the Note) that are exercisable or convertible into Common Stock at a price per share or cost basis of less than the Threshold Price.

r. No Broker-Dealer Acknowledgement.  Absent a final adjudication from a court of competent jurisdiction stating otherwise, the Company shall not to any person, institution, governmental or other entity, state, claim, allege, or in any way assert, that Buyer is currently, or ever has been, a broker-dealer under the Securities Exchange Act of 1934.

s. Breach of Covenants. The Company acknowledges and agrees that if the Company breaches any of the covenants set forth in this Section 4, in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of Default under Section 3.3 of the Note.

5. Transfer Agent Instructions. The Company shall issue irrevocable instructions to the Company’s transfer agent to issue certificates and/or issue shares electronically at the Buyer’s option, registered in the name of the Buyer or its nominee, upon conversion of the Note and/or exercise of the Warrants, the Conversion Shares and Exercise Shares, in such amounts as specified from time to time by the Buyer to the Company in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). In the event that the Company proposes to replace its transfer agent, the Company shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to this Agreement (including but not limited to the provision to irrevocably reserved shares of Common Stock in the Reserved Amount (as defined in the Note)) signed by the successor transfer agent to the Company and the Company. Prior to registration of the Conversion Shares and/or Exercise Shares under the 1933 Act or the date on which the Conversion Shares and/or Exercise Shares may be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates or book entry shares shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that: (i) no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5 will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Note; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)(electronically or in certificated form) any certificate for Securities to be issued to the Buyer upon conversion of or otherwise pursuant to the Note and/or upon exercise of or otherwise pursuant to the Warrants as and when required by the Note and this Agreement; (iii) it will not fail to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Securities issued to the Buyer upon conversion of or otherwise pursuant to the Note and/or upon exercise of or otherwise pursuant to the Warrants as and when required by the Note, Warrants, and/or this Agreement and (iv) it will provide any required corporate resolutions and issuance approvals to its transfer agent within 6 hours of each conversion of the Note and/or exercise of the Warrants. Nothing in this Section shall affect in any way the Buyer’s obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If the Buyer provides the Company, at its own cost, with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Buyer provides reasonable assurances that the Securities can be sold pursuant to 144, Rule 144A, Regulation S, or other applicable exemption, the Company shall permit the transfer, and, in the case of the Securities, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by the Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

6. Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Note to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a. The Buyer shall have executed this Agreement and Security Agreement, and delivered the same to the Company.

b. The Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

c. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7. Conditions to The Buyer’s Obligation to Purchase. The obligation of the Buyer hereunder to purchase the Note, on the Closing Date, is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion:

a. The Company shall have executed this Agreement, Security Agreement, and Mortgage Agreement, and delivered the same to the Buyer.

b. The Company shall have delivered to the Buyer the duly executed Note in such denominations as the Buyer shall request and in accordance with Section 1(b) above.

c. The Company shall have delivered to the Buyer the Warrants and Commitment Shares.

d. The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Buyer, shall have been delivered to and acknowledged in writing by the Company’s Transfer Agent.

e. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of Closing Date, as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

f. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

g. No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company including but not limited to a change in the 1934 Act reporting status of the Company or the failure of the Company to be timely in its 1934 Act reporting obligations.

h. Trading in the Common Stock on the Principal Market shall not have been suspended by the SEC, FINRA or the Principal Market.

i. The Company shall have delivered to the Buyer (i) a certificate evidencing the formation and good standing of the Company issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) days of the Closing Date and (ii) resolutions adopted by the Company’s Board of Directors at a duly called meeting or by unanimous written consent authorizing this Agreement and all other documents, instruments and transactions contemplated hereby.

j. The Company shall have delivered to the Buyer a legal opinion from the Company’s counsel covering the transactions contemplated by this Agreement substantially in the form of Exhibit D.

8. Governing Law; Miscellaneous.

a. Arbitration of Claims; Governing Law; Venue. The Company and Buyer shall submit all Claims (as defined in Exhibit F of this Purchase Agreement) (the “Claims”) arising under this Agreement or any other agreement between the Company and Buyer or their respective affiliates (including but not limited to the Transaction Documents) or any Claim relating to the relationship of the Company and Buyer or their respective affiliates to binding arbitration pursuant to the arbitration provisions set forth in Exhibit F of the Purchase Agreement (the “Arbitration Provisions”). The Company and Buyer hereby acknowledge and agree that the Arbitration Provisions are unconditionally binding on the Company and Buyer hereto and are severable from all other provisions of this Agreement. By executing this Agreement, Company represents, warrants and covenants that Company has reviewed the Arbitration Provisions carefully, consulted with legal counsel about such provisions (or waived its right to do so), understands that the Arbitration Provisions are intended to allow for the expeditious and efficient resolution of any dispute hereunder, agrees to the terms and limitations set forth in the Arbitration Provisions, and that Company will not take a position contrary to the foregoing representations. Company acknowledges and agrees that Buyer may rely upon the foregoing representations and covenants of Company regarding the Arbitration Provisions. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The Company and Buyer consent to and expressly agree that the exclusive venue for arbitration of any Claims arising under this Agreement or any other agreement between the Company and Buyer or their respective affiliates (including but not limited to the Transaction Documents) or any Claim relating to the relationship of the Company and Buyer or their respective affiliates shall be in the Commonwealth of Massachusetts. Without modifying the Company’s and Buyer’s mandatory obligations to resolve disputes hereunder pursuant to the Arbitration Provisions, for any litigation arising in connection with any of the Transaction Documents (and notwithstanding the terms (specifically including any governing law and venue terms) of any transfer agent services agreement or other agreement between the Company’s transfer agent and the Company, such litigation specifically includes, without limitation any action between or involving Company and the Company’s transfer agent under the Irrevocable Transfer Agent Instructions or otherwise related to Buyer in any way (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Company’s transfer agent from issuing shares of Common Stock to Buyer for any reason)), each party hereto hereby (i) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in the Commonwealth of Massachusetts, (ii) expressly submits to the exclusive venue of any such court for the purposes hereof, (iii) agrees to not bring any such action (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Company’s transfer agent from issuing shares of Common Stock to Buyer for any reason) outside of any state or federal court sitting in the Commonwealth of Massachusetts, and (iv) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim, defense or objection to the bringing of any such proceeding in such jurisdiction or to any claim that such venue of the suit, action or proceeding is improper. Notwithstanding anything in the foregoing to the contrary, nothing herein shall limit, or shall be deemed or construed to limit, the ability of the Buyer to realize on any collateral or any other security, or to enforce a judgment or other court ruling in favor of the Buyer, including through a legal action in any court of competent jurisdiction. The Company hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any objection to jurisdiction and venue of any action instituted hereunder, any claim that it is not personally subject to the jurisdiction of any such court, and any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper (including but not limited to based upon forum non conveniens). THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY. The Company irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to Company at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The prevailing party in any action or dispute brought in connection with this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby shall be entitled to recover from the other party its reasonable attorney’s fees and costs. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

b. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. A facsimile or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature. Delivery of a counterpart signature hereto by facsimile or email/.pdf transmission shall be deemed validly delivery thereof.

c. Construction; Headings. This Agreement shall be deemed to be jointly drafted by the Company and the Buyer and shall not be construed against any person as the drafter hereof. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement, the Note, or any other agreement or instrument delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement, the Note, or any other agreement, certificate, instrument or document contemplated hereby or thereby.

e. Entire Agreement; Amendments. This Agreement, the Note, and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement or any agreement or instrument contemplated hereby may be waived or amended other than by an instrument in writing signed by the Buyer.

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

AVALON GLOBOCARE CORP.

4400 Route 9 South, Suite 3100

Freehold, NJ 07728

Attention: David Jin

e-mail:

If to the Buyer:

MAST HILL FUND, L.P.

48 Parker Road

Wellesley, MA 02482

e-mail:

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer. The Buyer may assign its rights hereunder to any “accredited investor” (as defined in Rule 501(a) of the 1933 Act) in a private transaction from the Buyer or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j. Publicity. The Company, and the Buyer shall have the right to review a reasonable period of time before issuance of any press releases, SEC, Principal Market or FINRA filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or SEC, Principal Market (or other applicable trading market) or FINRA filings with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

l. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

m. Indemnification. In consideration of the Buyer’s execution and delivery of this Agreement and acquiring the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement or the Note, the Company shall defend, protect, indemnify and hold harmless the Buyer and its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of the Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by this Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

n. Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement, the Note, the Warrants, or any other agreement, certificate, instrument or document contemplated hereby or thereby will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, the Note, the Warrants, or any other agreement, certificate, instrument or document contemplated hereby or thereby, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement, the Note, the Warrants, or any other agreement, certificate, instrument or document contemplated hereby or thereby, and to enforce specifically the terms and provisions hereof and thereof, without the necessity of showing economic loss and without any bond or other security being required.

o. Payment Set Aside. To the extent that the (i) Company makes a payment or payments to the Buyer hereunder, pursuant to the Note, pursuant to the Warrants, or pursuant to any other agreement, certificate, instrument or document contemplated hereby or thereby, or (ii) the Buyer enforces or exercises its rights hereunder, pursuant to the Note, pursuant to the Warrants, or pursuant to any other agreement, certificate, instrument or document contemplated hereby or thereby, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof (including but not limited to the sale of the Securities) are for any reason (i) subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, or disgorged by the Buyer, or (ii) are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver, government entity, or any other person or entity under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then (i) to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred and (ii) the Company shall immediately pay to the Buyer a dollar amount equal to the amount that was for any reason (i) subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, or disgorged by the Buyer, or (ii) required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver, government entity, or any other person or entity under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action).

p. Failure or Indulgence Not Waiver. No failure or delay on the part of the Buyer in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies of the Buyer existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

q. Electronic Signature. This Agreement may be executed and delivered in one or more counterparts (including by facsimile or electronic mail or in .pdf or any other form of electronic delivery (including any electronic signature complying with U.S. federal ESIGN Act of 2000)) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

AVALON GLOBOCARE CORP.

By:	/s/ LUISA INGARGIOLA
	Name:	Luisa Ingargiola
	Title:	CHIEF FINANCIAL OFFICER

MAST HILL FUND, L.P.

By:	/s/ PATRICK HASSANI
	Name:	PATRICK HASSANI
	Title:	CHIEF INVESTMENT OFFICER

SUBSCRIPTION AMOUNT:

Principal Amount of Note: $2,845,000.00
Actual Amount of Purchase Price of Note: $2,702,750.00

EXHIBIT A

FORM OF NOTE

[attached hereto]

EXHIBIT B

PIGGY-BACK REGISTRATION RIGHTS

EXHIBIT C

FORM OF SECURITY AGREEMENT

[attached hereto]

EXHIBIT D

FORM OF LEGAL OPINION

[attached hereto]

EXHIBIT E

MORTGAGE AND SECURITY AGREEMENT

[attached hereto]

Exhibit F

ARBITRATION PROVISIONS